Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
OPERATING EXPENSES:
Research and development - related party	$ 2,223,643	$ 1,367,644
Research and development	1,242,706	0
General and administrative - related party	108,693	1,446,986
General and administrative	4,488,415	1,653,208
Stock-based compensation - related party	252,868	2,854,745
Stock-based compensation	950,795	268,199
TOTAL OPERATING EXPENSES	9,267,120	7,590,782
OTHER INCOME:
Interest income	13,797	1,378
Net loss before income taxes	(9,253,323)	(7,589,404)
Provision for income taxes	0	0
Net loss	(9,253,323)	(7,589,404)
Preferred Stock dividends	(1,664,219)	(1,023,616)
Net loss attributable to common shareholders	$ (10,917,542)	$ (8,613,020)
PER SHARE DATA:
Basic and diluted loss per common share (in dollars per share)	$ (0.49)	$ (0.40)
Basic and diluted weighted average common shares outstanding (in shares)	22,106,516	21,702,415